UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014

CATCHMARK TIMBER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 11, 2014, CatchMark Timber Trust, Inc., a Maryland corporation (the “Company”), and CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership and the Company’s wholly owned subsidiary (the “Operating Partnership”), entered into an Underwriting Agreement with Raymond James & Associates, Inc., as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 12,500,000 shares of its Class A common stock and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of up to 1,875,000 additional shares of Class A common stock (collectively, the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-196946) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.

The material terms of the Securities are described in the Company’s prospectus supplement, as filed with the Commission on July 11, 2014 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s base prospectus contained in the Registration Statement, as filed with the Commission on June 20, 2014.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the pricing of the Securities offering is furnished herewith as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits

1.1	Underwriting Agreement, dated as of July 11, 2014, by and among the Company, the Operating Partnership and the Underwriters

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)

99.1	Press Release dated July 11, 2014

99.2	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of the Commission’s Form S-3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer

Dated: July 11, 2014

Exhibit Index

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of July 11, 2014, by and among the Company, the Operating Partnership and the Underwriters

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)

99.1	Press Release dated July 11, 2014

99.2	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of the Commission’s Form S-3)